Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Fourth Quarter 2009

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING :

•        OUR ABILITY TO PURCHASE OR SELL PROPERTIES;

•        OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•        OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, AND PAY THE AMOUNT OF ANY SUCH DISTRIBUTIONS;

•        OUR ABILITY TO RETAIN OUR EXISTING TENANTS AND MAINTAIN CURRENT RENTAL RATES;

•        OUR ABILITY TO RENEW OR REFINANCE OUR REVOLVING CREDIT FACILITY; AND

•        OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•        THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, INCLUDING THE RECENT CHANGES IN THE CAPITAL MARKETS, ON US AND OUR TENANTS;

•        ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, FIVE STAR AND RMR AND ITS RELATED ENTITIES AND CLIENTS;

•        CHANGES IN PERSONNEL OR THE LACK OF AVAILABILITY OF QUALIFIED PERSONNEL;

•        COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS;

•        LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND

•        COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE.

FOR EXAMPLE:

•        FIVE STAR MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO:

•      INCREASES IN INSURANCE AND TORT LIABILITY COSTS;

•      INEFFECTIVE INTEGRATION OF NEW ACQUISITIONS;

•      CHANGES IN THE ECONOMY GENERALLY OR GOVERNMENTAL POLICIES WHICH REDUCE THE DEMAND FOR THE SERVICES FIVE STAR OFFERS;

•      CHANGES IN REGULATIONS EFFECTING ITS OPERATIONS; AND

•      CHANGES IN MEDICARE AND MEDICAID PAYMENTS WHICH COULD RESULT IN A REDUCTION OF RATES OR A FAILURE OF THESE RATES TO MATCH FIVE STAR’S COST INCREASES.

•        IF FIVE STAR’S OPERATIONS BECOME UNPROFITABLE, FIVE STAR MAY BECOME UNABLE TO PAY OUR RENTS;

•        IF THE AVAILABILITY OF DEBT CAPITAL REMAINS, OR BECOMES MORE, RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR REVOLVING CREDIT FACILITY OR OUR OTHER DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•        OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•        OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES;

•        SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES;

•        RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE;

•        OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND

•        OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWHERE IN OUR ANNUAL REPORT ON FORM 10-K OR INCORPORATED THEREIN IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

COMPANY PROFILE

The Company:	Strategy:

Senior Housing Properties Trust, or SNH, we, or us, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers and medical office, clinic and biotech laboratory buildings, or MOBs, located throughout the United States.  We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of December 31, 2009, RMR manages one of the largest portfolios of publicly owned real estate in North America, including more than 1,350 properties located in 45 states, Washington, D.C., Puerto Rico and Ontario, Canada.  RMR has approximately 600 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing SNH, RMR manages HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Government Properties Income Trust, a publicly traded REIT that owns buildings majority leased to government tenants located throughout the U.S. RMR also provides management services to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $17 billion as of December 31, 2009.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Our business plan is to maintain our investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals and MOBs and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs and to acquire MOBs.  We also may sometimes invest in other properties, such as the wellness centers, which offer special services intended to promote healthy living. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We currently do not have any investments in off balance sheet entities.

	Stock Exchange Listing:	Corporate Headquarters:

	New York Stock Exchange	400 Centre Street
Newton, MA 02458
	Trading Symbol:	(t) (617) 796-8350
(f) (617) 796-8349
Common Shares — SNH

Senior Unsecured Debt Ratings:

Moody’s — Ba1
Standard & Poor’s — BBB-

Portfolio Concentration by Facility Type (as of 12/31/09) ($ in 000):

		Number of
	Number of	Units/Beds or		Carrying Value of		Annualized
	Properties	Square Feet		Investment (1)	Percent	Current Rent	Percent
Independent living (2)	43	11,524		$1,123,315	33.8%	$111,387	33.9%
Assisted living (2)	131	9,342		1,028,239	31.0%	94,123	28.6%
Nursing homes (2)	56	5,707		226,076	6.8%	20,273	6.2%
Rehabilitation hospitals	2	364		61,772	1.9%	9,695	2.9%
Wellness centers	10	812,000	sq. ft.	180,017	5.4%	17,069	5.2%
Medical office buildings (MOBs)	56	2,867,862	sq. ft.	698,564	21.1%	76,227	23.2%
Total	298			$3,317,983	100.0%	$328,774	100.0%

Operating Statistics by Tenant ($ in 000):

		Number of			As Of Or For The Last 12 Months Ended September 30, 2009
	Number of	Units/Beds or		Annualized	Rent		Percent
Tenant	Properties	Square Feet		Current Rent	Coverage (3)	Occupancy (3)	Private Pay (3) (4)
Five Star (Lease No. 1) (5)	89	6,468		$53,846	1.27x	87%	60%
Five Star (Lease No. 2) (5)	49	6,031		49,316	1.27x	82%	52%
Five Star (Lease No. 3) (5)	28	5,618		61,853	1.54x	90%	87%
Five Star (Lease No. 4) (5)	26	2,720		22,984	1.09x	85%	67%
Sunrise Senior Living, Inc. / Marriott (6)	14	4,091		32,378	1.38x	90%	68%
Brookdale Senior Living, Inc.	18	894		8,183	2.09x	92%	100%
6 private companies (combined)	8	1,115		6,918	1.96x	82%	23%
Wellness centers	10	812,000	sq. ft.	17,069	2.33x	100%	NA
Multi-tenant MOBs	56	2,867,862	sq. ft.	76,227	NA	98%	NA
Total	298			$328,774

(1)   Amounts are before depreciation, but after impairment write downs, if any.

(2)   Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.

(3)   All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by minimum rents payable to us. We have not independently verified our tenants’ operating data.

(4)   Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.

(5)   In August 2009, we realigned our four leases with Five Star.  The data presented reflects this realignment.

(6)   Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle, Treasurer and Chief Financial Officer, at (617) 219-1405 or rdoyle@snhreit.com.
400 Centre Street
Newton, MA 02458
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to Timothy A. Bonang, Vice President, Investor Relations (617) 796-8234, tbonang@snhreit.com.
(email) info@snhreit.com
(website) www.snhreit.com

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch	R.W. Baird
Jeffrey Spector	David AuBuchon
(646) 855-1363	(314) 863-4235

Jefferies & Company	Stifel Nicolaus
Tayo Okusanya	Jerry Doctrow
(212) 336-7076	(443) 224-1309

JMP Securities	UBS
Peter Martin	Dustin Pizzo
(415) 835-8904	(212) 713-4847

Raymond James	Wells Fargo Securities
Paul Puryear	Todd Stender
(727) 567-2253	(212) 214-8067

RBC
Kevin Ellich
(612) 313-1247

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Shares Outstanding (1):
Common shares outstanding (at end of period)	127,378	127,378	120,464	120,398	114,543
Weighted average common shares outstanding during period	127,378	121,665	120,455	117,853	114,533

Common Share Data:
Price at end of period	$21.87	$19.11	$16.32	$14.02	$17.92
High during period	$22.80	$22.13	$18.37	$18.45	$23.66
Low during period	$18.19	$15.01	$13.34	$10.68	$9.82
Annualized dividends paid per share	$1.44	$1.44	$1.44	$1.40	$1.40
Annualized dividend yield (at end of period)	6.6%	7.5%	8.8%	10.0%	7.8%

Market Capitalization:
Total debt (book value)	$1,042,219	$984,240	$707,020	$653,718	$730,433
Plus: market value of common shares (at end of period)	2,785,757	2,434,194	1,965,972	1,687,980	2,052,611
Total market capitalization	$3,827,976	$3,418,434	$2,672,992	$2,341,698	$2,783,044
Total debt / total market capitalization	27.2%	28.8%	26.5%	27.9%	26.2%

Book Capitalization:
Total debt	$1,042,219	$984,240	$707,020	$653,718	$730,433
Plus: total shareholders’ equity	1,900,650	1,916,065	1,809,573	1,819,399	1,731,358
Total book capitalization	$2,942,869	$2,900,305	$2,516,593	$2,473,117	$2,461,791
Total debt / total book capitalization	35.4%	33.9%	28.1%	26.4%	29.7%

Selected Balance Sheet Data:
Total assets	$2,987,926	$2,955,036	$2,560,198	$2,508,542	$2,496,874
Total liabilities	$1,087,276	$1,038,971	$750,625	$689,143	$765,516
Gross book value of real estate assets (2)	$3,317,983	$3,201,544	$2,896,734	$2,838,751	$2,807,256
Total debt / gross book value of real estate assets (2)	31.4%	30.7%	24.4%	23.0%	26.0%

Selected Income Statement Data:
Total revenues (3)	$87,245	$72,365	$69,585	$68,585	$72,921
EBITDA (4)	$69,932	$64,852	$62,253	$62,798	$60,072
Income before gain on sale of properties	$31,709	$15,565	$30,511	$31,533	$32,368
Net income	$32,106	$15,565	$30,511	$31,533	$32,368
Funds from operations (FFO) (5)	$52,376	$49,420	$52,828	$52,134	$48,853
Common distributions paid	$45,856	$45,856	$43,367	$42,159	$40,090

Per Share Data:
Income before gain on sale of properties	$0.25	$0.13	$0.25	$0.27	$0.28
Net income	$0.25	$0.13	$0.25	$0.27	$0.28
FFO (5)	$0.41	$0.41	$0.44	$0.44	$0.43
Common distributions declared	$0.36	$0.36	$0.36	$0.35	$0.35
FFO payout ratio (5)	87.8%	87.8%	81.8%	79.5%	81.4%

Coverage Ratios:
EBITDA (3) / interest expense	3.7x	4.1x	5.8x	5.8x	5.4x

(1)               SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)               Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)               During the fourth quarter of 2009 and 2008, we recognized $9.1 million and $8.4 million of percentage rent for the years ended December 31, 2009 and 2008, respectively.

(4)               See page 13 for calculation of EBITDA.

(5)               See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

(unaudited)

	As of December 31, 2009	As of December 31, 2008
ASSETS
Real estate properties:
Land	$365,576	$319,591
Buildings, improvements and equipment	2,952,407	2,487,665
	3,317,983	2,807,256
Less accumulated depreciation	454,317	381,339
	2,863,666	2,425,917

Cash and cash equivalents	10,494	5,990
Restricted cash	4,222	4,344
Deferred financing fees, net	14,882	5,068
Acquired real estate leases, net	42,769	30,546
Other assets	51,893	25,009
Total assets	$2,987,926	$2,496,874

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$60,000	$257,000
Senior unsecured notes due 2012 and 2015, net of discount	322,160	322,017
Secured debt and capital leases	660,059	151,416
Accrued interest	13,693	11,121
Acquired real estate lease obligations, net	9,687	7,974
Other liabilities	21,677	15,988
Total liabilities	1,087,276	765,516

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 149,700,000 shares authorized, 127,377,665 and 114,542,584 shares issued and outstanding at December 31, 2009 and December 31, 2008, respectively	1,273	1,145
Additional paid in capital	2,226,474	2,000,865
Cumulative net income	640,033	530,318
Cumulative distributions	(969,111)	(797,639)
Unrealized gain on investments	1,981	(3,331)
Total shareholders’ equity	1,900,650	1,731,358
Total liabilities and shareholders’ equity	$2,987,926	$2,496,874

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Revenues:
Rental income (1)	$86,992	$72,619	$296,777	$233,210
Interest and other income	253	302	1,003	2,327
Total revenues	87,245	72,921	297,780	235,537

Expenses:
Property operating expenses	3,987	1,668	14,273	2,792
Interest	18,972	11,219	56,404	40,154
Depreciation	21,870	17,596	78,583	60,831
Acquisition costs (2)	1,416	—	3,327	—
General and administrative	5,010	4,631	20,345	17,136
Impairment of assets (3)	4,281	5,439	15,530	8,379
Total expenses	55,536	40,553	188,462	129,292

Income before gain on sale of properties	31,709	32,368	109,318	106,245
Gain on sale of properties (4)	397	—	397	266
Net income	$32,106	$32,368	$109,715	$106,511

Weighted average common shares outstanding	127,378	114,533	121,863	105,153

Earnings per share:
Income before gain on sale of properties	$0.25	$0.28	$0.90	$1.01
Net income	$0.25	$0.28	$0.90	$1.01

Additional Data:
General and administrative expenses / rental income	5.76%	6.38%	6.86%	7.35%
General and administrative expenses / total assets (at end of period)	0.17%	0.19%	0.68%	0.69%

Straight-line rent included in rental income (1)	$1,694	$455	$4,608	$343
Lease Value Amortization included in rental income (1)	$(293)	$(91)	$(1,006)	$(60)
Deferred percentage rent (5)	$(6,900)	$(6,550)	$—	$—
Amortization of deferred financing fees and debt discounts	$756	$546	$2,563	$2,117
Non-cash stock based compensation	$334	$190	$1,127	$978
Lease termination fees included in rental income	$—	$—	$—	$—
Capitalized interest expense	$—	$—	$—	$—

(1)

We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash straight line rent adjustments.  Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)	Commencing January 1, 2009, acquisition costs are expensed under The Business Combinations Topic of The FASB Accounting Standards Codification, or the Codification.
(3)

During the three months ended December 31, 2009 and 2008, we recognized an impairment of assets charge of $4.3 million related to three properties and $5.4 million related to three properties, respectively.  During the years ended December 31, 2009 and 2008, we recognized an impairment of assets charge of $15.5 million related to 11 properties and $8.4 million related to four properties, respectively.

(4)

In 2009, we sold two skilled nursing facilities for $1.9 million and recognized a gain on sale of $397,000.  In 2008, we sold three assisted living communities for $21.4 million and recognized a gain on sale of $266,000.

(5)

Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of revenue is deferred until the fourth quarter, for purposes of providing additional data to investors, we provide estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Year Ended
	12/31/2009	12/31/2008
Cash flows from operating activities:
Net income	$109,715	$106,511
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	78,583	60,831
Amortization of deferred financing fees and debt discounts	2,563	2,117
Amortization of acquired real estate leases	1,006	60
Impairment of assets	15,530	8,379
Gain on sale of properties	(397)	(266)
Equity in losses of Affiliates Insurance Company	134	—
Change in assets and liabilities:
Restricted cash	122	(702)
Other assets	(7,842)	295
Accrued interest	2,572	272
Other liabilities	7,406	6,963
Cash provided by operating activities	209,392	184,460

Cash flows used for investing activities:
Acquisitions	(547,603)	(862,908)
Investment in Five Star Quality Care, Inc.	(8,960)	—
Investment in Affiliates Insurance Company	(5,134)	—
Proceeds from sale of real estate	4,898	21,336
Cash used for investing activities	(556,799)	(841,572)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	223,973	522,907
Proceeds from issuance of mortgage debt	512,934	—
Proceeds from borrowings on revolving credit facility	204,000	510,000
Repayments of borrowings on revolving credit facility	(401,000)	(253,000)
Repayment of other debt	(4,291)	(14,845)
Deferred financing fees	(12,233)	(1,067)
Distributions to shareholders	(171,472)	(144,414)
Cash provided by financing activities	351,911	619,581

Increase (decrease) in cash and cash equivalents	4,504	(37,531)
Cash and cash equivalents at beginning of period	5,990	43,521
Cash and cash equivalents at end of period	$10,494	$5,990

Supplemental cash flow information:
Interest paid	$51,267	$37,766
Non-cash investing activities:
Acquisitions funded by assumed debt	—	(61,282)

Non-cash financing activities:
Assumption of mortgage notes payable	—	61,282
Issuance of common shares pursuant to our incentive share award plan	1,764	1,541

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Year Ended
		12/31/2009	12/31/2008	12/31/2009	12/31/2008

Income before gain on sale of properties		$31,709	$32,368	$109,318	$106,245
Plus:	interest expense	18,972	11,219	56,404	40,154
	depreciation expense	21,870	17,596	78,583	60,831
	impairment of assets (1)	4,281	5,439	15,530	8,379
Less:	deferred percentage rent adjustment (2)	(6,900)	(6,550)	—	—
EBITDA		$69,932	$60,072	$259,835	$215,609

(1)

During the three months ended December 31, 2009 and 2008, we recognized an impairment of assets charge of $4.3 million related to three properties and $5.4 million related to three properties, respectively. During the years ended December 31, 2009 and 2008, we recognized an impairment of assets charge of $15.5 million related to 11 properties and $8.4 million related to four properties, respectively.

(2)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of EBITDA excludes the amounts recognized during the first three quarters.

We consider EBITDA to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that EBITDA provides useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of performance during different periods and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. In particular, because EBITDA excludes depreciation and amortization, it does not measure the capital we require to maintain or preserve our fixed assets. In addition, because EBITDA does not include interest expense, it does not take into account the total amount of interest we pay on outstanding debt nor does it show trends in interest costs due to changes in borrowings or changes in interest rates. We define EBITDA as income before gain or loss on sale of properties or, if this amount is the same as net income, as net income, plus interest expense, taxes, depreciation and amortization, if any.  We also add back impairment of assets and adjust for estimated amounts of deferred percentage rent.  Other companies may calculate EBITDA differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Year Ended
		12/31/2009	12/31/2008	12/31/2009	12/31/2008

Income before gain on sale of properties		$31,709	$32,368	$109,318	$106,245
Plus:	depreciation expense	21,870	17,596	78,583	60,831
	acquisition costs (1)	1,416	—	3,327	—
	impairment of assets (2)	4,281	5,439	15,530	8,379
Less:	deferred percentage rent adjustment (3)	(6,900)	(6,550)	—	—
FFO		$52,376	$48,853	$206,758	$175,455

Weighted average shares outstanding		127,378	114,533	121,863	105,153

FFO per share		$0.41	$0.43	$1.70	$1.67

(1)	Commencing January 1, 2009, acquisition costs are expensed under The Business Combinations Topic of the Codification.
(2)

During the three months ended December 31, 2009 and 2008, we recognized an impairment of assets charge of $4.3 million related to three properties and $5.4 million related to three properties, respectively. During the years ended December 31, 2009 and 2008, we recognized an impairment of assets charge of $15.5 million related to 11 properties and $8.4 million related to four properties, respectively.

(3)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

We compute FFO as shown above.  Our calculation of FFO differs from the definition of FFO by the National Association of Real Estate Investment Trusts because we include deferred percentage rent, if any, exclude impairment of assets, if any, and exclude acquisition costs, if any, in FFO. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, acquisition costs and gain or loss on sale of properties, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other REITs may not calculate FFO the same way as we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/2027	$14,700	17.9
Mortgage - secured by 16 properties	6.330%	6.970%	32,919	7/1/2012	30,069	2.5
Mortgage - secured by 4 properties	6.420%	6.110%	11,457	12/1/2013	10,218	3.9
Mortgage - secured by 2 properties	6.310%	6.910%	14,760	12/1/2013	13,404	3.9
Mortgage - secured by 1 property (2)	6.500%	6.500%	4,384	1/11/2013	4,137	3.0
Mortgage - secured by 8 properties (3)	6.540%	6.540%	49,387	5/1/2017	43,787	7.3
Mortgage - secured by 28 properties (4)	6.710%	6.710%	307,012	9/1/2019	261,745	9.7
Mortgage - secured by 1 property (2)	7.310%	7.310%	3,954	1/1/2022	41	12.0
Mortgage - secured by 1 property (2)	7.850%	7.850%	1,933	1/1/2022	21	12.0
Capital leases - 2 properties	7.700%	7.700%	14,914	4/30/2026	—	16.3
Weighted average rate / total secured fixed rate debt	6.657%	6.715%	$455,420		$378,122	9.0

Secured Floating Rate Debt:
Mortgage - secured by 28 properties (4)	6.378%	6.378%	$204,639	9/1/2019	$173,209	9.7

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (5)	1.020%	1.020%	$60,000	12/31/2010	$60,000	1.0

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	2.0
Senior notes due 2015	7.875%	7.875%	97,500	4/15/2015	97,500	5.3
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	3.0

Weighted average rate / total unsecured debt	7.241%	7.241%	$382,500		$382,500	2.7

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.657%	6.715%	$455,420		$378,122	9.0
Weighted average rate / total secured variable rate debt	6.378%	6.378%	204,639		173,209	9.7
Weighted average rate / total unsecured floating rate debt	1.020%	1.020%	60,000		60,000	1.0
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	3.0
Weighted average rate / total debt	6.817%	6.842%	$1,042,559		$933,831	6.8

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	These three mortgages are secured by two properties that were acquired in 2008.
(3)	Includes eight first mortgages at a weighted average interest rate of 6.54% and seven second mortgages at an interest rate of 6.5%. The weighted average interest rate on these mortgages is 6.54%.
(4)

In August 2009, we closed on a $512.9 million mortgage financing secured by 28 properties. A portion of the loan requires interest at a fixed rate and a portion of the loan requires interest at a floating rate.

(5)

Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at December 31, 2009. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Secured	Unsecured	Unsecured
	Debt and	Floating	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt (1)	Rate Debt	Total
2010	$6,581	2,368	$60,000	$—	$68,949
2011	7,034	2,525	—	—	9,559
2012	36,974	2,691	—	225,000	264,665
2013	34,411	2,869	—	—	37,280
2014	6,411	3,059	—	—	9,470
2015	6,889	3,261	—	97,500	107,650
2016	7,401	3,476	—	—	10,877
2017	49,109	3,706	—	—	52,815
2018	7,168	3,951	—	—	11,119
2019 and thereafter	293,442	176,733	—	—	470,175
	$455,420	$204,639	$60,000	$322,500	$1,042,559

(1)

Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at December 31, 2009. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Leverage Ratios:

Total debt / total assets	34.9%	33.3%	27.6%	26.1%	29.3%
Total debt / gross book value of real estate assets (1)	31.4%	30.7%	24.4%	23.0%	26.0%
Total debt / total market capitalization	27.2%	28.8%	26.5%	27.9%	25.3%
Total debt / total book capitalization	35.4%	33.9%	28.1%	26.4%	29.7%
Secured debt / total assets	22.1%	22.4%	5.9%	6.0%	6.1%
Variable rate debt / total debt	25.4%	20.8%	33.2%	27.7%	35.2%

Coverage Ratios:

EBITDA (2) / interest expense	3.7x	4.1x	5.8x	5.8x	5.4x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	30.5%	29.2%	23.9%	22.4%	25.2%
Secured debt / adjusted total assets - allowable maximum 40.0%	19.3%	19.7%	5.1%	5.2%	5.2%
Consolidated income available for debt service / debt service - required minimum 2.00x	3.84x	4.26x	6.12x	6.14x	5.63x
Total unencumbered assets to unsecured debt - required minimum 1.50x	7.00x	8.13x	4.89x	5.27x	4.52x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.
(2)	See page 13 for the calculation of EBITDA.
(3)

Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

2009 ACQUISITIONS / DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)

						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price (2)	Per Unit	Rate

10/1/2009	Five Star	Assisted Living	1	259	$20,165	$78	8.75%
11/17/2009	Five Star	Assisted Living	9	558	91,750	164	8.75%
12/10/2009	Five Star	Assisted Living	1	53	4,900	92	8.75%

	Total YTD Senior Living Acquisitions		11	870	$116,815	$134	8.75%

MOB Acquisitions:

								Weighted
						Purchase		Average
Date			Number of		Purchase	Price	Cap	Remaining	Percent
Acquired	Location	Type of Property	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Rate (3)	Lease Term (4)	Leased (5)	Major Tenant

1/26/2009	White Plains, NY	Clinic	1	50	$19,250	$385	7.4%	3.7	100.0%	Health Insurance Plan of New York
5/20/2009	Washington, DC	Medical Office	1	128	40,115	313	7.9%	5.0	89.5%	Center for Ambulatory Surgery
5/20/2009	Norfolk, VA	Medical Office	1	64	10,656	167	7.5%	4.2	87.0%	Gastrointestinal & Liver Specialists
8/6/2009	San Diego, CA	Biotech Laboratory	3	164	115,654	705	7.6%	9.8	100.0%	The Scripps Research Institute
9/1/2009	Oklahoma City, OK	Clinic	4	210	28,911	138	9.4%	7.3	100.0%	Oklahoma Clinics
9/30/2009	Various, WI	Medical Office / Clinic	10	643	169,000	263	9.7%	15.0	100.0%	Aurora Health Care Inc.

	Total YTD MOB Acquisitions		20	1,259	$383,586	$305	8.3%	10.8	98.3%

Dispositions:

Date			Number of			Book Gain / Loss
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale

5/15/2009	Worcester, MA	Clinic	1	$3,090	$3,090	$—
9/30/2009	Northbridge, MA	Clinic	1	100	100	—
10/1/2009	Council Bluffs, IA	Skilled Nursing Facility	1	500	15	485
11/1/2009	Tarkio, MO	Skilled Nursing Facility	1	1,350	1,438	(88)

	Total YTD Dispositions		4	$5,040	$4,643	$397

(1)

During the three months and year ended December 31, 2009, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $6.3 million and $36.7 million, respectively, of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $510,000 and $2.9 million, respectively. On August 4, 2009, we acquired $8.5 million of equipment from Five Star in connection with our Federal National Mortgage Association August 2009 mortgage financing for $512.9 million.

(2)	Purchase price includes real estate and related intangible assets and liabilities and excludes closing costs.
(3)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses, if any, to the purchase price on the date of acquisition.
(4)	Weighted average remaining lease term based on rental income.
(5)	Percent leased as of acquisition date.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT

(dollars in thousands except annualized rental income per living unit, bed or square foot)

									Annualized
		Number of				Investment			Rental Income per
	Number of	Units/Beds or		Carrying Value of		per Unit/Bed or	Annualized		Living Unit, Bed or
	Properties	Square Feet		Investment (1)	Percent	Square Foot	Current Rent	Percent	Square Foot (2)
Facility Type:
Independent living (3)	43	11,524		$1,123,315	33.8%	$97.5	$111,387	33.9%	$9,666
Assisted living (3)	131	9,342		1,028,239	31.0%	$110.1	94,123	28.6%	$10,075
Nursing homes (3)	56	5,707		226,076	6.8%	$39.6	20,273	6.2%	$3,552
Rehabilitation hospitals (4)	2	364		61,772	1.9%	$169.7	9,695	2.9%	NA
Wellness centers (5)	10	812,000	sq. ft.	180,017	5.4%	$221.7	17,069	5.2%	NA
Medical office buildings (MOBs) (6)	56	2,867,862	sq. ft.	698,564	21.1%	$243.6	76,227	23.2%	$27
Total	298			$3,317,983	100.0%		$328,774	100.0%

Tenant:
Five Star (Lease No. 1) (7)	89	6,468		$630,167	19.0%	$97.4	$53,846	16.4%	$8,325
Five Star (Lease No. 2) (4) (7)	49	6,031		502,364	15.1%	$83.3	49,316	15.0%	$6,992
Five Star (Lease No. 3) (7)	28	5,618		619,957	18.7%	$110.4	61,853	18.8%	$11,010
Five Star (Lease No. 4) (7)	26	2,720		251,533	7.6%	$92.5	22,984	7.0%	$8,450
Sunrise Senior Living, Inc. / Marriott (8)	14	4,091		325,165	9.8%	$79.5	32,378	9.8%	$7,914
Brookdale Senior Living, Inc.	18	894		61,122	1.8%	$68.4	8,183	2.5%	$9,153
6 private companies (combined)	8	1,115		49,094	1.5%	$44.0	6,918	2.1%	$6,204
Wellness centers (5)	10	812,000	sq. ft.	180,017	5.4%	$221.7	17,069	5.2%	NA
Multi-tenant MOBs (6)	56	2,867,862	sq. ft.	698,564	21.1%	$243.6	76,227	23.2%	$27
Total	298			$3,317,983	100.0%		$328,774	100.0%

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Represents annualized rent divided by the number of living units, beds or square feet leased at December 31, 2009.
(3)	Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.
(4)

Annualized rental income per living unit, bed or square foot excludes the two rehabilitation hospitals because these properties have extensive clinic space for services to both overnight patients and patients who receive treatment and do not stay overnight, and these properties are not comparable to residential senior living properties.

(5)

Annualized rental income per living unit, bed or square foot excludes the wellness centers because these properties have extensive indoor and outdoor recreation space which is not comparable to properties where rent is based on interior space only.

(6)

Our MOB leases include both triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expenses, and net and modified gross leases where we are responsible to operate and maintain the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called “full-service” leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(7)	In August 2009, we realigned our four leases with Five Star. The data presented reflects this realignment.
(8)	Marriott guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

OCCUPANCY BY PROPERTY TYPE AND TENANT

	For the Twelve Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Property Type:
Independent living	88%	89%	89%	90%	90%
Assisted living	88%	89%	89%	89%	89%
Nursing homes	84%	84%	85%	86%	87%
Rehabilitation hospitals	61%	63%	63%	64%	64%
Wellness centers	100%	100%	100%	100%	100%
MOBs	98%	99%	99%	99%	99%

Tenant:
Five Star (Lease No. 1) (1)	87%	88%	88%	88%	88%
Five Star (Lease No. 2) (1)	82%	83%	84%	84%	85%
Five Star (Lease No. 3) (1)	90%	91%	91%	92%	92%
Five Star (Lease No. 4) (1)	85%	87%	88%	88%	89%
Sunrise Senior Living, Inc. / Marriott	90%	90%	91%	91%	90%
Brookdale Senior Living, Inc.	92%	93%	93%	93%	92%
6 private senior living companies (combined)	82%	82%	82%	84%	85%
Wellness centers	100%	100%	100%	100%	100%
Multi-tenant MOBs	98%	99%	99%	99%	99%

(1)                                  In August 2009, we realigned our four leases with Five Star.  The data presented reflects this realignment.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT (1)

	For the Twelve Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Property Type:
Independent living	78%	78%	78%	78%	79%
Assisted living	92%	92%	92%	92%	93%
Nursing homes	27%	27%	27%	28%	27%
Rehabilitation hospitals	34%	35%	34%	33%	33%

Tenant:
Five Star (Lease No. 1) (2)	60%	60%	61%	58%	56%
Five Star (Lease No. 2) (2)	52%	53%	52%	52%	51%
Five Star (Lease No. 3) (2)	87%	87%	87%	88%	88%
Five Star (Lease No. 4) (2)	67%	68%	68%	69%	69%
Sunrise Senior Living, Inc. / Marriott	68%	66%	66%	66%	70%
Brookdale Senior Living, Inc.	100%	99%	99%	99%	99%
6 private senior living companies (combined)	23%	24%	25%	26%	26%

(1)	Private pay excludes revenues from the Medicare and Medicaid programs.
(2)	In August 2009, we realigned our four leases with Five Star. The data presented reflects this realignment.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

RENT COVERAGE BY TENANT (EXCLUDING MOBs)

For the Twelve Months Ended
Tenant	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Five Star (Lease No. 1) (1)	1.27x	1.25x	1.21x	1.21x	1.28x
Five Star (Lease No. 2) (1)	1.27x	1.26x	1.27x	1.33x	1.40x
Five Star (Lease No. 3) (1)	1.54x	1.58x	1.59x	1.58x	1.59x
Five Star (Lease No. 4) (1)	1.09x	1.13x	1.21x	1.29x	1.35x
Sunrise Senior Living, Inc. / Marriott	1.38x	1.43x	1.43x	1.47x	1.61x
Brookdale Senior Living, Inc.	2.09x	2.10x	2.11x	2.11x	2.07x
6 private senior living companies (combined)	1.96x	1.87x	1.85x	1.96x	1.98x
Wellness centers	2.33x	2.36x	2.36x	2.34x	2.26x

(1)                                  In August 2009, we realigned our four leases with Five Star.   The data presented reflects this realignment.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes data for periods prior to our ownership of certain properties.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

					Percent of
					Total	Cumulative
	Annualized Rent				Annualized	Percentage of
Year	Short and Long Term Residential Care Facilities	MOBs	Wellness Centers	Total	Current Rent Expiring	Annualized Current Rent Expiring

2010	$1,333	$2,885	$—	$4,218	1.3%	1.3%
2011	—	2,157	—	2,157	0.7%	2.0%
2012	—	5,974	—	5,974	1.8%	3.8%
2013	32,378	3,683	—	36,061	11.0%	14.8%
2014	—	3,071	—	3,071	0.9%	15.7%
2015	2,074	5,346	—	7,420	2.3%	18.0%
2016	2,912	6,613	—	9,525	2.9%	20.9%
2017	31,167	1,695	—	32,862	10.0%	30.9%
2018	—	1,899	—	1,899	0.6%	31.5%
2019	599	20,586	—	21,185	6.4%	37.9%
2020 and after	165,015	22,318	17,069	204,402	62.1%	100.0%
Total	$235,478	$76,227	$17,069	$328,774	100.0%

Average remaining lease term for all properties (weighted by rent)					12.7 years

Number of Living Units or Beds or Square Feet with Leases Expiring

Year	Short and Long Term Residential Care Facilities (Units/Beds)	Percent of Total Living Units or Beds Expiring	Cumulative Percentage of Total Living Units or Beds Expiring	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet Expiring	Cumulative Percent of Total Square Feet Expiring

2010	140	0.5%	0.5%	82,659	—	82,659	2.3%	2.3%
2011	—	0.0%	0.5%	65,702	—	65,702	1.8%	4.1%
2012	—	0.0%	0.5%	288,106	—	288,106	8.1%	12.2%
2013	4,091	15.2%	15.7%	143,974	—	143,974	4.0%	16.2%
2014	—	0.0%	15.7%	103,911	—	103,911	2.9%	19.1%
2015	283	1.1%	16.8%	235,465	—	235,465	6.6%	25.7%
2016	517	1.9%	18.7%	319,831	—	319,831	8.9%	34.6%
2017	3,614	13.4%	32.1%	47,866	—	47,866	1.3%	35.9%
2018	—	0.0%	32.1%	55,775	—	55,775	1.6%	37.5%
2019	175	0.6%	32.7%	621,100	—	621,100	17.4%	54.9%
2020 and after	18,117	67.3%	100.0%	801,469	812,000	1,613,469	45.1%	100.0%
Total	26,937	100.0%		2,765,858	812,000	3,577,858	100.0%